                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT


                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO. 1)


Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:


[ ]  Preliminary Proxy Statement                [ ]  Confidential for Use of the Commission
                                                     Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[X]  Definitive Revised Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                            STERILE RECOVERIES, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)



--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                            STERILE RECOVERIES, INC.

                         SUPPLEMENT DATED APRIL 23, 1998
                     TO PROXY STATEMENT DATED APRIL 7, 1998
                        FOR THE ANNUAL MEETING TO BE HELD
                                  MAY 19, 1998

A Proxy Statement soliciting proxies by the Board of Directors of Sterile Recoveries, Inc. (the "Company") to be voted at the Annual Meeting of Shareholders to be held at 10:00 a.m. on May 19, 1998, was mailed to the Company's shareholders on April 7, 1998. This Supplement supplements information in the Proxy Statement regarding the 1998 Stock Option Plan proposed to be approved by the Company's shareholders as Proposal No. 2 (page 5 of the Proxy Statement).

                                 PROPOSAL NO. 2

                       APPROVAL OF 1998 STOCK OPTION PLAN

The 1998 Stock Option Plan provides for the granting to employees of the Company of options to purchase up to 300,000 shares of the Company's common stock.

                     --------------------------------------

IMPORTANT: All shareholders are urged to sign and return the enclosed proxy as promptly as possible in the postage prepaid envelope enclosed for that purpose. This proxy will replace the proxy enclosed with the April 7 mailing of the Proxy Statement, which will not be counted. Any shareholder attending the Annual Meeting may vote in person even if he or she has not returned a proxy.

                                                                        APPENDIX

                     1998 ANNUAL MEETING OF SHAREHOLDERS OF
                            STERILE RECOVERIES, INC.

              PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

            (UNDER PROXY STATEMENT SUPPLEMENT DATED APRIL 23, 1998)


    The undersigned hereby appoints Bertram T. Martin, Jr. and James T. Boosales, and each of them, as proxies, each with full power of substitution, to represent and to vote all shares of voting common stock of STERILE RECOVERIES, INC., a Florida corporation (the "Company"), at the Annual Meeting of Shareholders of the Company to be held on Tuesday, May 19, 1998, at 10:00 a.m., EST, and at any adjournment thereof:

1.  Election of directors for terms expiring in 2001:

    [ ]  FOR THE ELECTION OF BERTRAM T. MARTIN, JR. AND WAYNE    [ ]  WITHHOLD AUTHORITY TO VOTE FOR THE NOMINEES
         R. PETERSON
         (the "Nominees") for terms expiring in 2001

(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A
                             LINE THROUGH THE NOMINEE'S NAME IN THE LIST ABOVE.)

2. Approval of the Company's 1998 Stock Option Plan (page 5).

      [ ] FOR                   [ ] AGAINST                   [ ] ABSTAIN

3. Appointment of Grant Thornton LLP as the Company's auditors (page 8).

      [ ] FOR                   [ ] AGAINST                   [ ] ABSTAIN

                  (Continued and to be signed on reverse side)

                          (Continued from other side)
4. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

    This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR the Nominees, FOR the approval of the Company's 1998 Stock Option Plan, and FOR the appointment of Grant Thornton LLP as the Company's auditors.

                                                  DATED:                  , 1998
                                                        ------------------

                                                  ------------------------------
                                                  Signature of Shareholder

                                                  ------------------------------
                                                  Signature of Shareholder if
                                                  held jointly

                                                  Please sign exactly as name
                                                  appears on this proxy. If
                                                  shares are owned by more than
                                                  one person, all owners should
                                                  sign. Persons signing as
                                                  executors, administrators,
                                                  trustees or in similar
                                                  capacities should so indicate.
                                                  If a corporation, please sign
                                                  full corporate name by the
                                                  president or other authorized
                                                  officer. If a partnership,
                                                  please sign in partnership
                                                  name by authorized person.

         Do you plan to attend the Annual Meeting? [ ]  YES    [ ]  NO

            PLEASE COMPLETE, SIGN, DATE, AND RETURN THIS PROXY CARD
               PROMPTLY USING THE ENCLOSED POSTAGE PAID ENVELOPE.